Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities, and Contingent Assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Commitments—The Company’s unconditional purchase commitments are as follows:

(in millions)	December 31, 2023	December 31, 2022
Contracts for capital expenditures	$1,136	$2,774
Contracts for operating expenditures	2,786	3,587
Total	$3,922	$6,361
Due within the next 12 months	$970	$2,732
In addition to the above, the Company obtained letters of credit to primarily guarantee payments for utility supplies and foreign statutory payroll related charges. The Company has obtained letters of credit of $23 million and $20 million at December 31, 2023 and 2022, respectively, and bank guarantees of $54 million and $4 million at December 31, 2023 and 2022, respectively.
The Company has a patent license agreement with LSI Technology Corporation (“LSI”) under which the parties grant to one another a license to use certain of each other’s patents. Under the terms of the patent license agreement, the Company may provide wafer capacity in lieu of payment for royalties. Such royalties under the patent license agreement are waived until such time the interest of LSI in SMP falls below 49%. In exchange, the Company has waived capacity shortfall obligations from LSI. Should the interest of LSI in SMP fall below 49%, the Company may be required to make royalty payments to LSI under this patent license agreement. The Company has not made any royalty payments to LSI. The patent license agreement continues for as long as the joint venture agreement between the parties remains.
On April 28, 2021, IBM sent the Company a letter alleging for the first time that it did not fulfill its obligations under the contracts entered into with IBM in 2014 and 2015 associated with the acquisition of IBM’s Microelectronics division. IBM asserted that the Company engaged in fraudulent misrepresentations during the underlying negotiations, and claimed the Company owed them $2.5 billion in damages and restitution. On June 7, 2021, the Company filed a complaint with the New York State Supreme Court (the “Court”) seeking a declaratory judgment that the Company did not breach the relevant contracts. IBM subsequently filed its complaint with the Court on June 8, 2021. On September 14, 2021, the Court granted the Company’s motion to dismiss IBM’s claims of fraud, unjust enrichment and breach of the implied covenant of good faith and fair dealing. IBM appealed the dismissal of its fraud claim, and on April 7, 2022, the New York Appellate Division reversed the Court’s decision. Discovery and dispositive motion practice have been completed and the parties are awaiting a trial date. The Company believes, based on discussions with legal counsel, that it has meritorious defenses against IBM’s claims and intends to vigorously defend against them.